UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 4, 2017

PERCEPTRON, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan	0-20206	38-2381442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

47827 Halyard Drive, Plymouth, MI 48170-2461
(Address of Principal Executive Offices) (Zip Code)

(734) 414-6100
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [    ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [    ]

Item 1.01. Entry into a Material Definitive Agreement.

On December 4, 2017, Perceptron, Inc. (the “Company”) and Chemical Bank (“Chemical”) entered into a Loan Agreement (the “Loan Agreement”), and related documents, including a Promissory Note.  The Loan Agreement allows for maximum permitted borrowings of $8.0 million.  The borrowing base is calculated at the lesser of (i) $8.0 million or (ii) the sum of 80% of eligible accounts receivable balances, plus the lesser of 50% of eligible inventory or $3.0 million. Interest is calculated at 2.65% above the 30 day LIBOR rate. The Company is not allowed to pay cash dividends under the Loan Agreement. Security for the Loan Agreement is substantially all of the Company and its United States subsidiaries’ assets in the United States, including the Company’s headquarters building in Plymouth, Michigan.  The Loan Agreement is guaranteed by the Company’s United States’ subsidiaries.  The Loan Agreement and related documents contain other customary terms, including representations, warranties, affirmative and negative covenants, events of defaults and remedies.  The foregoing description is qualified in its entirety by reference to the Loan Agreement and Promissory Note, copies of which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

On December 4, 2017, in connection with entering into the Loan Agreement with Chemical Bank, the Company repaid in full and terminated its Amended and Restated Credit Agreement, as amended, with Comerica Bank and related documents. There were no prepayment fees payable in connection with the repayment of the loan.  For more information about the terminated Comerica Bank Amended and Restated Credit Agreement and related documents, see “Liquidity and Capital Resources – Credit Facilities” under “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, which information is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information related to the Loan Agreement set forth in Item 1.01 above is incorporated herein by reference.

Item 8.01. Other Events.

Attached hereto and incorporated by reference as Exhibit 99.1 is the press release dated December 6, 2017 announcing the new Loan Agreement.

Item 9.01. Financial Statements and Exhibits.

D.     Exhibits.

Exhibit No.	Description
10.1	Loan Agreement, dated December 4, 2017, between the Company and Chemical Bank.
10.2	Promissory Note, dated December 4, 2017, between the Company and Chemical Bank.
99.1	Press Release dated December 6, 2017 announcing the Company’s new Loan Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.

Date: December 6, 2017	By:	/s/ David L. Watza
By: David L. Watza
Its: President, Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Loan Agreement, dated December 4, 2017, between the Company and Chemical Bank.
10.2	Promissory Note, dated December 4, 2017, between the Company and Chemical Bank.
99.1	Press Release dated December 6, 2017 announcing the Company’s new Loan Agreement.